                                                                   EXHIBIT 10.11



                     DRESSER, INC. ERISA EXCESS BENEFIT PLAN










                            EFFECTIVE APRIL 10, 2001

                               DRESSER, INC. ERISA
                               EXCESS BENEFIT PLAN


         WHEREAS, the Company entered into the Agreement and Plan of Recapitalization, among Halliburton Company, Dresser B.V., and DEG Acquisitions, LLC, dated January 30, 2001, including any amendments to such agreement, as executed in final form on April 10, 2001 (the "Agreement");

         WHEREAS, pursuant to the Agreement, the Company assumed liabilities under the nonqualified deferred compensation plan known as the ERISA Excess Benefit Plan for Dresser Industries, Inc. ("Prior Excess Plan") with respect to "Continued Employees," as defined by the Agreement;

         WHEREAS, the Company wishes to establish a nonqualified deferred compensation plan to reflect such assumed liabilities, provide continued earnings, and make payment of the liabilities;

         WHEREAS, pursuant to the Agreement, the Company established a tax-qualified defined contribution plan including a qualified cash or deferred arrangement entitled the Dresser, Inc. Retirement and Savings Plan (the "DC Plan");

         WHEREAS, the Company wishes to allow employees to defer amounts, if any, that cannot be contributed to the DC Plan solely because of the limitations of Code section 415, including Pension Equalizer Contributions, if any;

         NOW, THEREFORE, the Company hereby adopts the Plan by statement, effective April 10, 2001, to read as follows:

                                TABLE OF CONTENTS

ARTICLE                                                                                                        PAGE
-------                                                                                                        ----
ARTICLE 1           Definitions...................................................................................4
   Section 1.1      Accrued Benefit...............................................................................4
   Section 1.2      Act...........................................................................................4
   Section 1.3      Agreement.....................................................................................4
   Section 1.4      Board.........................................................................................4
   Section 1.5      Code..........................................................................................4
   Section 1.6      Committee.....................................................................................4
   Section 1.7      Company.......................................................................................4
   Section 1.8      DC Account....................................................................................5
   Section 1.9      DC Plan.......................................................................................5
   Section 1.10     Effective Date................................................................................5
   Section 1.11     Employee......................................................................................5
   Section 1.12     Grandfathered 1998 Benefits...................................................................5
   Section 1.13     Participant...................................................................................5
   Section 1.14     Pension Equalizer Contributions...............................................................5
   Section 1.15     Plan..........................................................................................5
   Section 1.16     Plan Year.....................................................................................6
   Section 1.17     Prior Excess Plan.............................................................................6
   Section 1.18     Vesting Service...............................................................................6
ARTICLE 2           Purpose of Plan...............................................................................6
   Section 2.1      Purpose.......................................................................................6
   Section 2.2      Excess Benefit Plan...........................................................................6
ARTICLE 3           Eligibility...................................................................................7
   Section 3.1      Eligibility...................................................................................7
ARTICLE 4           Benefits......................................................................................7
   Section 4.1      Amount of Benefits............................................................................7
   Section 4.2      DC Plan-Related Benefits......................................................................7
   Section 4.3      Form of Payment of DC Account.................................................................8
   Section 4.4      Interest on Installment Payments..............................................................8
   Section 4.5      Death Before All Payments Made................................................................8
   Section 4.6      Time of Benefit Payments......................................................................9
   4.7    Plan Termination........................................................................................9
ARTICLE 5           Vesting and Forfeiture........................................................................9
   Section 5.1      Vesting.......................................................................................9
   Section 5.2      Terminations for Cause........................................................................9
ARTICLE 6           Administration...............................................................................10

   Section 6.1      Duties of Committee..........................................................................10
   Section 6.2      Construction.................................................................................10
   Section 6.3      Consequence of Committee Actions.............................................................10
ARTICLE 7           Claims and Appeal Procedures.................................................................11
   Section 7.1      Claims Review................................................................................11
   Section 7.2      Appeals Review...............................................................................11
   Section 7.3      Mandatory Arbitration........................................................................12
ARTICLE 8           Amendment and Termination....................................................................13
   Section 8.1      Power to Amend or Terminate..................................................................13
   Section 8.2      No Reduction in Accrued Benefits.............................................................13
ARTICLE 9           Miscellaneous................................................................................14
   Section 9.1      No Employment Rights.........................................................................14
   Section 9.2      Assignment of Benefits.......................................................................14
   Section 9.3      Nonduplication of Benefits...................................................................14
   Section 9.4      Funding......................................................................................15
   Section 9.5      Law Applicable...............................................................................15
   Section 9.6      Actions by Committee.........................................................................15
   Section 9.7      Plan Representatives.........................................................................16
   Section 9.8      Number and Gender............................................................................16
   Section 9.9      Headings.....................................................................................16
APPENDIX A          Grandfathered 1998 Benefits..................................................................17
   Section A.1      In General...................................................................................17

                                    ARTICLE I
                                   Definitions

         The following terms when used and capitalized in the Plan shall have the following meanings:

         Section 1.1. Accrued Benefit. The benefit to which a Participant is entitled at a particular time pursuant to Article IV of the Plan.

         Section 1.2. Act. The Employee Retirement Income Security Act of 1974, as amended.

         Section 1.3. Agreement. Agreement and Plan of Recapitalization, among Halliburton Company, Dresser B.V., and DEG Acquisitions, LLC, dated January 30, 2001, including any amendments to such agreement, as executed in final form on April 10, 2001.

         Section 1.4. Board. The Board of Directors of Dresser, Inc.

         Section 1.5. Code. The Internal Revenue Code of 1986, as amended.

         Section 1.6. Committee. The Dresser, Inc. Benefits Committee.

         Section 1.7. Company. Dresser, Inc. and any other entity related to Dresser, Inc. under the rules of section 414 of the Code. This includes Dresser, Inc. and its 50%-owned subsidiaries and may include other entities as well.

         Section 1.8. DC Account. A bookkeeping account established and maintained by the Company for each Participant to which amounts are credited pursuant to Section 4.3.

         Section 1.9. DC Plan. The Dresser, Inc. Retirement and Savings Plan, effective April 10, 2001.

         Section 1.10. Effective Date. April 10, 2001.

         Section 1.11. Employee. An individual who is reported on the payroll records of the Company as a common law employee. In particular, it is expressly intended that individuals not treated as common law employees by the Company on its payroll records are to be excluded from Plan participation even if a court or administrative agency determines that such individuals are common law employees and not independent contractors.

         Section 1.12. Grandfathered 1998 Benefits. To the extent assumed by the Company with respect to "Continued Employees," as defined in the Agreement, benefits payable by Halliburton Company under the Prior Excess Plan representing accrued benefits under that plan as of December 31, 1998.

         Section 1.13. Participant. An individual who has an Accrued Benefit under the Plan.

         Section 1.14. Pension Equalizer Contributions. Pension Equalizer Contributions, as defined in the DC Plan.

         Section 1.15. Plan. The "Dresser, Inc. ERISA Excess Benefit Plan," as set forth herein.

         Section 1.16. Plan Year. The calendar year.

         Section 1.17. Prior Excess Plan. The ERISA Excess Benefit Plan of Dresser Industries, Inc., as maintained by Halliburton Company in effect immediately before the Effective Date.

         Section 1.18. Vesting Service. Service used under the DC Plan to determine whether a participant is vested in his or her employer matching contributions.

                                    ARTICLE 2
                                 Purpose of Plan

         Section 2.1. Purpose. The purpose of the Plan is simply to restore to employees of the Company benefits they lose under the Company's tax-qualified plans and as a result of the limits in Code section 415, as amended, or any successor section. More specifically, the Plan:

                  (a) Permits employees participating in the DC Plan to defer compensation, if any, that they could not contribute to the DC Plan,

                  (b) Pays benefits attributable to Pension Equalizer Contributions, if any, that cannot be made by the Company to the DC Plan, and

                  (c) Pays Prior Excess Plan Benefits not payable under a tax qualified plan, solely because of the limitations of Code section 415.

         Section 2.2. Excess Benefit Plan. The Plan is an excess benefit plan as defined in section 3(36) of the Act. For additional details about funding matters, see Section 9.4.

                                    ARTICLE 3
                                   Eligibility

         Section 3.1. Eligibility. An Employee is eligible to participate in the Plan if:

                  (a) his or her contributions to the DC Plan are limited by Code section 415,

                  (b) his or her Pension Equalizer Contributions under the DC Plan are limited by Code section 415, or

                  (c) he or she is entitled to Grandfathered 1998 Benefits.

                                    ARTICLE 4
                                    Benefits

         Section 4.1. Amount of Benefits. Benefit amounts and forms of payment under the Plan generally are set forth in this Article IV. For benefit amounts and forms of payment attributable to Grandfathered 1998 Benefits, see Appendix A.

         Section 4.2. DC Plan-Related Benefits. Deferred compensation will be credited to a Participant's DC Account as of the day on which such amount would have been credited to the Participant's account under the DC Plan if the Participant's pre-tax deferrals and employer matching contributions under the DC Plan were not reduced for such Plan Year because of the application of Code section 415.

                  (a) In the case of Plan benefits arising from reduced Pension Equalizer Contributions, the Company will credit the DC Account as of the last day of each Plan Year amounts by which the Participant's Pension Equalizer Contributions were reduced for such Plan Year because of the application of Code section 415.

                  (b) A Participant's DC Account also will be credited semi-annually on June 30 and December 31 with an amount of earnings based on the weighted average balance of such Account during the preceding six months and the Moody's corporate bond average annual yield for long-term investment grade bonds during the six-month period ended seven months prior to each semi-annual earnings credit date, plus 2%.

                  (c) Prior to commencement of payment of a Participant's DC Account, the annual interest shall accumulate as a part of the account balance. After installment payments commence, the annual interest for each Plan Year shall be paid as set forth in Section 4.4.

         Section 4.3. Form of Payment of DC Account. A Participant's DC Account shall be paid to the Participant in one of the following alternative forms as selected by the Committee in its sole discretion:

                  (a) A single lump sum payment;

                  (b) Payment in two equal annual installments; or

                  (c) Payment in monthly installments over a period not to exceed ten years. However, the Committee will only select a single lump sum payment if either (i) the total amount credited to a Participant's DC Account is less than $50,000 or (ii) a single lump sum payment is the only form of benefit payment offered under the DC Plan.

         Section 4.4. Interest on Installment Payments. Interest on installment payments may be paid, as determined by the Committee in its sole discretion, either at the end of each Plan Year or as a part of level payments computed by the Committee through the use of such tables as the Committee shall select from time to time for such purpose. No interest will be paid on benefits payable as a single sum.

         Section 4.5. Death Before All Payments Made. If a Participant dies before all amounts payable to him from his DC Account have been paid to him, any remaining amounts payable to the Participant hereunder shall be payable to the estate of the Participant in a lump sum or in such other form of payment consistent with the alternative methods of payment set forth above as the Committee shall determine after considering such facts and circumstances relating to the Participant and his estate as it deems pertinent.

         Section 4.6. Time of Benefit Payments. Benefits due under the Plan shall be paid at such time or times following the Participant's termination of employment or death as the Committee in its discretion determines. This rule applies even if benefits already have commenced under the DC Plan (for instance, in-service distributions are made to Participants over age 59 1/2).

         Section 4.7. Plan Termination. No further benefits may be earned under this Plan with respect to the DC Plan after the termination of such plan.

                                    ARTICLE 5
                             Vesting and Forfeiture

         Section 5.1. Vesting. Except as provided in Appendix A, no person shall have or vest in any benefits under the Plan prior to the time such person accrues one year of Vesting Service under the DC Plan.

         Section 5.2. Terminations For Cause. No person (nor the spouse of such person) whose employment is terminated for cause as determined by the Committee, shall vest in any benefits under the Plan, and shall be divested if previously vested.

                                    ARTICLE 6
                                 Administration

         Section 6.1. Duties of Committee. The Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall interpret the provisions of the Plan and determine the amount and manner of payment of the benefits due to or on behalf of each Participant from the Plan and shall cause them to be paid accordingly.

         Section 6.2. Construction. The Company shall have full discretionary authority to determine eligibility and to construe and interpret the terms of the Plan, including the power to remedy possible ambiguities, inconsistencies or omissions.

         Section 6.3. Consequence of Committee Actions. The decisions made and the actions taken by the Committee in the administration of the Plan shall be final and conclusive on all persons, and the members of the Committee shall not be subject to individual liability with respect to the Plan.

                                    ARTICLE 7
                          Claims and Appeal Procedures

         Section 7.1. Claims Review. In any case in which a claim for Plan benefits of a Participant or beneficiary is denied or modified, the Committee shall furnish written notice to the claimant within ninety days after receipt of such claim for Plan benefits (or within 180 days if additional information requested by the Committee necessitates an extension of the ninety-day period, and the claimant is informed of such extension in writing within the original ninety-day period), which notice shall:

                  (a) State the specific reason or reasons for the denial or modification;

                  (b) Provide specific reference to pertinent Plan provisions on which the denial or modification is based;

                  (c) Provide a description of any additional material or information necessary for the Participant, his beneficiary, or representative to perfect the claim, and an explanation of why such material or information is necessary; and

                  (d) Explain the Plan's claim review procedure described below.

         Section 7.2. Appeals Review. In the event a claim for Plan benefits is denied or modified, if the Participant, his beneficiary, or a representative of such Participant or beneficiary desires to have such denial or modification reviewed, he must, within sixty days following receipt of the notice of such denial or modification, submit a written request for review by the Committee of its initial decision.

                  (a) In connection with such request, the Participant, his beneficiary, or the representative of such Participant or beneficiary may review any pertinent documents upon which such denial or modification was based and may submit issues and comments in writing.

                  (b) Within sixty days following such request for review the Committee shall, after providing a full and fair review, render its final decision in writing to the Participant, his beneficiary or the representative of such Participant or beneficiary stating specific reasons for such decision and making specific references to pertinent Plan provisions or which the decision is based.

                  (c) If special circumstances require an extension of such sixty-day period, the Committee's decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If an extension of time for review is required, written notice of the extension shall be furnished to the Participant, beneficiary, or the representative of such Participant or beneficiary prior to the commencement of the extension period.

         Section 7.3. Mandatory Arbitration. If a Participant or beneficiary is not satisfied with the decision of the Committee pursuant to the Plan's claims review procedure, such Participant or beneficiary may, within sixty days of receipt of the written decision of the Committee, request by written notice to the Committee, that his claim be submitted to arbitration pursuant to the Dresser Dispute Resolution Program and any other applicable rules adopted by the Committee.

                  (a) Such arbitration shall be the sole and exclusive procedure available to a Participant or beneficiary for review of a decision of the Committee.

                  (b) In reviewing the decision of the Committee, the arbitrator shall use the standard of review which would be used by a federal court in reviewing such decision under the provisions of the Act.

                  (c) The Participant or beneficiary and the Plan shall share equally the cost of such arbitration. The cost of such arbitration shall be allocated in accordance with the Dresser Dispute Resolution Program or other applicable rules adopted by the Committee.

                  (d) The arbitrator's decision shall be final and legally binding on both parties.

                  (e) This Section shall be governed by the provisions of the Federal Arbitration Act.

                                    ARTICLE 8
                            Amendment and Termination

         Section 8.1. Power to Amend or Terminate. The Company may, in its sole discretion, by written resolution adopted by the chief executive officer, the Board or its delegate, terminate, suspend or amend this Plan at any time or from time to time, in whole or in part.

         Section 8.2. No Reduction in Accrued Benefits. Except as provided in
Section 9.4, no amendment, suspension or termination of the Plan may, without the consent of a Participant, adversely affect the Participant's right (or the right of the surviving spouse) to receive benefits in accordance with this Plan as in effect on the date the employee becomes a Participant. The rights of surviving spouses claiming benefits under the Plan with respect to a Participant will be preserved and limited in the same fashion as a Participant's benefits.

                                    ARTICLE 9
                                  Miscellaneous

         Section 9.1. No Employment Rights. Nothing contained in the Plan shall be construed as a contract of employment between the Company or any subsidiary or related company and any Participant, or as a right of any Participant to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its employees with or without cause.

         Section 9.2. Assignment of Benefits. A Participant, surviving spouse or beneficiary may not, either voluntarily or involuntarily, assign, anticipate, alienate, commute, sell, transfer, pledge or encumber any benefits to which he or she is or may become entitled under the Plan, nor may Plan benefits be subject to attachment or garnishment by any of their creditors or to legal process.

         Section 9.3. Nonduplication of Benefits. This Section applies if, despite Section 9.2, with respect to any Participant (or his or her beneficiaries), the Company is required to make payments under this Plan to a person or entity other than the payees described in the Plan.

                  (a) For example, the Committee shall comply with the terms and provisions of an order that satisfies the requirements for a "qualified domestic relations order" as such term is defined in section 206(d)(3)(B) of the Act, including an order that requires distributions to an alternate payee prior to a Participant's "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of the Act.

                  (b) In any such case, any amounts due the Participant (or his or her beneficiaries) under this Plan will be reduced by the actuarial value of the payments required to be made to such other person or entity. In dividing a Participant's benefit between the

Participant and another person or entity, consistent actuarial assumptions and methodologies will be used so that there is no increased actuarial cost to the Company.

         Section 9.4. Funding. Participants have the status of general unsecured creditors of the Company. The Plan constitutes a mere promise by the Company to pay benefits in the future.

                  (a) The Company may, but need not, fund benefits under the Plan through a trust. If it does so, any trust created by the Company and any assets held by the trust to assist it in meeting its obligations under the Plan will conform to the terms of the model trust, as described in Internal Revenue Service Revenue Procedure 92-64, but only to the extent required by Internal Revenue Service Revenue Procedure 92-65, or any successor guidance. It is the intention of the Company and Participants that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

                  (b) Any funding of benefits under this Plan will be in the Company's sole discretion. The Company may set and amend the terms under which it will fund and may cease to fund at any time.

                  (c) To the extent the Company gives Participants and beneficiaries enforceable rights to funding, those rights must be determined under the terms of other documents. No such rights exist under this Plan document and the restrictions on amendments in this Plan document will in no case apply to restrict the Company's right to cease or alter the terms of any funding.

         Section 9.5. Law Applicable. The Plan shall be governed by the laws of the State of Texas, except to the extent preempted by federal law.

         Section 9.6. Actions By Company. Any powers exercisable by the Company under the Plan shall be utilized by written resolution adopted by the Board or its delegate. The

Board may by written resolution delegate any of the Company's powers under the Plan and any such delegations may provide for subdelegations, also by written resolution.

         Section 9.7. Plan Representatives. Those authorized to act as Plan representatives will be designated in writing by the chief executive officer, the Board or its delegate.

         Section 9.8. Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

         Section 9.9. Headings. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.


                                      DRESSER, INC.


                                      By:
                                         ---------------------------------------

                                   Appendix A
                           Grandfathered 1998 Benefits

         Section A.1. In General. The provisions of this appendix set forth the rules for determining benefit amounts and forms of payments with respect to liabilities arising under the Prior Excess Plan and assumed by the Company solely with respect to "Continued Employees" as that term is defined in the Agreement. The other terms of the Plan (e.g., nonassignability, nonduplication of benefits) apply to the extent not inconsistent with the terms of this appendix.

                            ERISA EXCESS BENEFIT PLAN
                          FOR DRESSER INDUSTRIES, INC.
                             AS AMENDED AND RESTATED
                                 JANUARY 1, 1999

                                    ARTICLE I
                                   Definitions

                  Section 1.1. Accrued Benefit. The benefit to which a Participant is entitled at a particular time pursuant to Sections 4.1 and 4.3 of the Plan.

                  Section 1.2. Act. The Employee Retirement Income Security Act of 1974, as amended.

                  Section 1.3. Board. The Board of Directors of Halliburton Company.

                  Section 1.4. Code. The Internal Revenue Code of 1986, as amended.

                  Section 1.5. Committee. The Halliburton Company Benefits Committee.

                  Section 1.6. Company. Halliburton Company and any subsidiary employing an Employee.

                  Section 1.7. DB Plans. The Pension Plan defined in section
         1.15 and the Related Plans defined in Section 1.18.

                  Section 1.8. DC Account. A bookkeeping account established by the Company for each Participant to which amounts are credited pursuant to Section 4.3.

                  Section 1.9. DC Plan. The Dresser Industries, Inc. Retirement Savings Plan-A, or the Dresser Industries, Inc. Retirement Savings Plan-B.

                  Section 1.10. Effective Date. The Effective Date of the Plan as amended and restated is January 1, 1999.

                  Section 1.11. Employee. An employee of the Company who is not represented by a union and who is entitled to Pension Equalizer Contributions.

                  Section 1.12. Halliburton Plan. The Halliburton Retirement and Savings Plan.

                  Section 1.13. Participant. An individual who has an Accrued Benefit under the Plan.

                  Section 1.14. Pension Equalizer Contributions. Pension Equalizer Contributions shall have the meaning set forth in the Halliburton Plan.

                  Section 1.15. Pension Plan. The Dresser Industries, Inc. Consolidated Salaried Retirement Plan, as frozen May 31, 1995.

                  Section 1.16. Plan. The "ERISA Excess Benefit Plan for Dresser Industries, Inc.," as set forth herein.

                  Section 1.17. Plan Year. The calendar year.

                  Section 1.18. Related Plan. Any defined benefit pension plan for nonunion salaried employees other than the Pension Plan, maintained by the Company.

                                     . . . .

                                   ARTICLE IV
                                    Benefits

                  Section 4.1. Amount of Benefits Related to DB Plans. The amount of the benefit payable under the Plan related to the DB Plans shall be the Accrued Benefit related to such plans as of the Effective Date, under the terms of the Plan as in effect on that date.

                  Section 4.2. Form of Benefits Related to DB Plans.

                  (a) Regarding Participants who die while employed, the form of benefit shall be the Spouse's Death Benefit as provided in the Pension Plan or the comparable benefit, if any, provided in a Related Plan (whichever is applicable). If a Related Plan is applicable and there is no comparable benefit under the Related Plan, no benefit will be payable under the Plan.

                  (b) For Participants who retire when eligible for benefits hereunder, the form of benefit shall be the Standard Benefit Form as provided in Section 5.01 of the Pension Plan or the comparable benefit provided in a Related Plan (whichever is applicable). Provided, however, a Participant may request payment in a form of benefit provided in the Pension Plan or a comparable option in a Related Plan that is other than the form in which he will receive benefits under the Pension Plan or a Related Plan. In the case of a request by a Participant who is an elected officer of Halliburton Company or who is a member of the Committee, it shall be in the sole discretion of the Compensation Committee of the Board to grant or deny such request. In the case of a request by all other Participants, the Committee shall in its sole discretion grant or deny such request. All forms of benefit shall be calculated using the same factors as those used in determining such form of benefit under the Pension Plan or comparable benefit provided under a Related Plan.

                  Section 4.3. Amount of Benefit Related to the DC Plan and the Halliburton Plan. Each Participant's account balance under the Plan as of December 31, 1998, related to the DC Plan, shall be credited to such Participant's DC Account as of the Effective Date. As of the last day of each Plan Year after the Effective Date, each Employee's DC Account shall be credited with the amount by which such Employee's Pension Equalizer Contribution is reduced for such Plan Year because of the application of section 415 of the Code. DC Accounts of Participants shall also be credited with interest as of the last day of each Plan Year after the Effective Date at the rate of 10% per annum. Prior to commencement of payment of a Participant's DC Account, the annual interest shall accumulate as a part of the Account balance. After payments commence, the annual interest for each Plan Year shall be paid as set forth in Section 4.4.

                  Section 4.4. Form of Payment of DC Account.

                  (a) A Participant's DC Account shall be paid to the Participant in one of the following alternative forms as selected by the Committee in its sole discretion:

                  (1) A single lump sum payment;

                  (2) Payment in two equal annual installments; or

                  (3) Payment in monthly installments over a period not to exceed ten years. The above notwithstanding, if the total amount credited to a Participant's DC Account is less than $50,000, such amount shall always be paid in a single lump sum payment.

                  (b) Interest on installment payments may be paid, as determined by the Committee in its sole discretion, either at the end of each Plan Year or as a part of level payments computed by the Committee through the use of such tables as the Committee shall select from time to time for such purpose.

                  (c) If a Participant dies before all amounts payable to him from his DC Account have been paid to him, any remaining amounts payable to the Participant hereunder shall be payable to the estate of the Participant in a lump sum or in such other form of payment consistent with the alternative methods of payment set forth above as the Committee shall determine after considering such facts and circumstances relating to the Participant and his estate as it deems pertinent.

                  Section 4.4.[sic] Time of Benefit Payments. Benefits due under the Plan shall be paid at such time or times following the Participant's termination of employment or death as the Committee in its discretion determines. However, benefits tied to the Pension Plan or a Related Plan shall be paid no earlier than the earliest date Pension Plan or Related Plan benefits may be paid to the terminated Participant, or, in the case of death, to the Participant's spouse, or, if none, to the Participant's estate.

                  Section 4.5.[sic] Benefits Unfunded. Benefits payable under the Plan shall be paid by the Company out of its general assets and shall not be funded in any manner.

                                    ARTICLE V
                             Vesting and Forfeiture

                  No person shall have or vest in any benefits under the Plan prior to the time such person accrues one year of Vesting Service under the Halliburton Plan. No person (nor the spouse of such person) whose employment is terminated for cause as determined by the Committee, shall vest in any benefits under the Plan, and shall be divested if previously vested, even if such termination is deemed a retirement under provisions of the Pension Plan, a Related Plan, the DC Plan, or the Halliburton Plan.

                                     . . . .